WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC

Student Loan Asset-Backed Notes

(Issuable in Series)

UNDERWRITING AGREEMENT

Effective as of __________, 20__

[REPRESENTATIVE],

as representative of the Underwriters

listed in the applicable Terms Agreement,

____________________

____________________

Ladies and Gentlemen:

Wells Fargo Student Loans Receivables I, LLC, a Delaware limited liability company (the “Depositor”) proposes to issue and sell from time to time its Student Loan Asset-Backed Securities (the “Securities”) in various series, each of which may be divided into classes, in one or more offerings on terms determined at the Time of Sale (as defined in Section 7(f)).  Each series of Securities will include one or more classes of Student Loan Asset-Backed Notes and may include one or more classes of Student Loan Asset-Backed Certificates (the “Certificates”).  One or more series of Student Loan Asset-Backed Notes may be offered through you (the “Representative”) and the other underwriters listed in the applicable Terms Agreement (collectively with the Representative, the “Underwriters”).  Whenever the Depositor determines to make an offering of a series of its Student Loan Asset-Backed Notes through the Representative, the Depositor and Wells Fargo Bank, N.A., a national banking association (in such capacity, “Wells Fargo Bank”), will enter into an agreement (the “Terms Agreement”) with the Representative, in substantially the form attached hereto as Exhibit A, providing for the sale of such series of Student Loan Asset-Backed Notes to the Underwriters.  The Depositor is a wholly-owned subsidiary of Wells Fargo Bank.  The Student Loan Asset-Backed Notes of the series and classes to be sold in each offering to the Underwriters under this Underwriting Agreement, as supplemented by the applicable Terms Agreement, are hereinafter referred to as the “Notes.”  The Student Loan Asset-Backed Notes of the same series that are not being sold in each offering to the Underwriters under this Underwriting Agreement are hereinafter referred to as the “Other Notes.”  The Notes will have the characteristics set forth in the applicable Terms Agreement and will evidence ownership interests in a trust consisting of a pool (the “Student Loan Pool”) of student loans acquired by the Depositor (the “Student Loans”) and related property (collectively, the “Trust Estate”).  The Student Loans will be of the type described in, and will have the characteristics and aggregate principal balance set forth in, the Issuer Free Writing Prospectus and the Prospectus (as hereinafter defined).

The Student Loans will be serviced by Wells Fargo Bank pursuant to a Servicing Agreement (the “Servicing Agreement”), dated as of the close of business on the date specified in the applicable Terms Agreement as of the closing date (such date, the “Closing Date”), by and among Wells Fargo Bank, as servicer (in such capacity, the “Servicer”), the Administrator (as hereinafter defined), the issuing entity described in the applicable Terms Agreement (the “Issuer”) and the Indenture Trustee (as hereinafter defined).  With respect to each series, Wells Fargo Bank, as administrator (in such capacity, the “Administrator”), will enter into an administration agreement, dated as of the Closing Date (the “Administration Agreement”), with the Issuer, the Depositor, the Servicer and the Indenture Trustee (as hereinafter defined).

The Notes will be issued pursuant to an Indenture (the “Indenture”), dated as of the Closing Date, by and among the Issuer, the indenture trustee identified in the applicable Terms Agreement, as indenture trustee (the “Indenture Trustee”), and, if applicable, the eligible lender trustee identified in the applicable Terms Agreement, as eligible lender trustee on behalf of the Issuer (the “Eligible Lender Trustee”).  The Notes will be issued in denominations of $100,000, or such lesser or greater amounts as may be specified in the applicable Terms Agreement, and will have the terms set forth in the Issuer Free Writing Prospectus and the Prospectus.  The Notes will conform in all material respects to the description thereof contained in the applicable Terms Agreement, the Issuer Free Writing Prospectus and the Prospectus.  The Certificates will be issued by the Issuer, to be formed with respect to such series pursuant to a short-form trust agreement to be dated prior to the Closing Date (the “Initial Trust Agreement”), between the Depositor and the owner trustee identified in the applicable Terms Agreement, as owner trustee (the “Owner Trustee”), and amended and restated as of the Closing Date by an amended and restated trust agreement (the “Amended and Restated Trust Agreement,” and together with the Initial Trust Agreement, the “Trust Agreement”) between the Depositor and the Owner Trustee.  The Certificates of a series will be issued pursuant to the related Trust Agreement and will represent fractional undivided interests in the Issuer created thereby.  The property of each Issuer will include, among other things, the Student Loans.  If specified in the related Terms Agreement, the Issuer will enter into a derivative contract with respect to the related Student Loans (the “Derivative Contract”) with an eligible derivative contract counterparty identified in the applicable Terms Agreement (the “Derivative Contract Counterparty”).  Additionally, if specified in the related Terms Agreement, the Notes will be listed on the Irish Stock Exchange through an Irish listing agent identified in the applicable Terms Agreement (the “Irish Listing Agent”).

On the Closing Date, (i) the Depositor will acquire the related Student Loans from Wells Fargo Bank under a Master Securitization Terms Purchase Agreement, to be dated the Closing Date (the “Purchase Agreement”), among Wells Fargo Bank, the Depositor and, if applicable, an interim eligible lender trustee for the purpose of holding legal title to the Student Loans on behalf of the Depositor (the “Interim Eligible Lender Trustee”), (ii) the Depositor will sell the related Student Loans to the Issuer pursuant to a Master Securitization Terms Sale Agreement, to be dated the Closing Date (the “Sale Agreement”), among the Depositor, the Issuer and, if applicable, the Interim Eligible Lender Trustee on behalf of the Depositor and the Eligible Lender Trustee on behalf of the Issuer and (iii) the Depositor will make deposits into certain trust accounts as described in the Prospectus.

The Terms Agreement may take the form of an exchange of any standard form of written communication among the Representative, the Depositor and Wells Fargo Bank.  Each offering of Notes under this Underwriting Agreement will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.  This Underwriting Agreement, as supplemented by the applicable Terms Agreement, is referred to herein as this “Agreement.”  This Agreement, and for each series of Notes, the related Purchase Agreement, Sale Agreement, Indenture, Trust Agreement, Servicing Agreement, Administration Agreement and, if applicable, Derivative Contract shall collectively hereinafter be referred to as the “Basic Documents.”  Capitalized terms used herein or in any Terms Agreement and not defined herein shall have the meanings ascribed thereto in Appendix A to the related Indenture.

1.

Representations and Warranties. (a) The Depositor represents and warrants to, and agrees with, each of the Underwriters as of the date of the applicable Terms Agreement that:

(i)

A registration statement on Form S-3 (with the file number set forth in the related Terms Agreement), including a prospectus (the “Base Prospectus”), has been filed with the Securities and Exchange Commission (the “Commission”) and has become effective under the Securities Act of 1933, as amended (the “Act”), was declared effective by the Commission within three years of the Closing Date and no stop order suspending the effectiveness of such registration statement has been issued and no proceedings for that purpose have been initiated or, to the Depositor’s knowledge, threatened by the Commission; and the Base Prospectus in the form in which it will be used in connection with the offering of the Notes is proposed to be supplemented by a prospectus supplement relating to the Notes and, as so supplemented, to be filed with the Commission pursuant to Rule 424 under the Act.  (Such registration statement, as amended to the date of the applicable Terms Agreement, is hereinafter referred to as the “Registration Statement”; such prospectus supplement, as first filed with the Commission, is hereinafter referred to as the “Prospectus Supplement”; and such Base Prospectus, in the form in which it will first be filed with the Commission in connection with the offering of the Notes, as supplemented by the Prospectus Supplement, is hereinafter referred to as the “Prospectus”).

(ii)

The Registration Statement and the Prospectus, as of the date of the Prospectus Supplement, will conform, and the Registration Statement and the Prospectus, as revised, amended or supplemented and filed with the Commission prior to the termination of the offering of the Notes, as of their respective effective or issue dates, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents as of such respective dates, and the Registration Statement and the Prospectus, as revised, amended or supplemented and filed with the Commission as of the Closing Date, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder applicable to such documents; and the Registration Statement and the Prospectus, as of the date of the Prospectus Supplement, will not include any untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and, in the case of the Prospectus, as revised, amended or supplemented and filed prior to the Closing Date, as of the Closing Date, will not include any untrue statement of a material fact and will not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Depositor makes no representations, warranties or agreements as to the information contained in or omitted from the Prospectus or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of the Underwriters specifically for use in connection with the preparation of the Registration Statement, the Prospectus or the Time of Sale Information (as defined in Section 7(f) below) or any revision or amendment thereof or supplement thereto.  The Time of Sale Information, as amended or supplemented, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in either case at the Time of Sale (as defined in Section 7(f) below) to the applicable investor; provided, however, that the Depositor makes no representations, warranties or agreements as to the information contained in or omitted from the Time of Sale Information or any revision or amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Depositor by or on behalf of the Underwriters specifically for use in connection with the preparation of the Registration Statement, the Prospectus or the Time of Sale Information or any revision or amendment thereof or supplement thereto.

(iii)

The Notes are “asset backed securities” within the meaning of, and satisfy the requirements for the use of, Form S-3 under the Act, as set forth in the General Instructions to Form S-3, and the conditions of Rule 415 of the Act have been satisfied with respect to the Registration Statement.

(iv)

Each of the Notes will conform in all material respects to the description thereof contained in the Issuer Free Writing Prospectus and the Prospectus, and each of the Notes, when validly authenticated, issued and delivered in accordance with the Indenture, will be duly and validly issued and outstanding and entitled to the benefits of the Indenture, and immediately prior to the delivery of the Notes to the Underwriters, the Depositor will own the Notes, and upon such delivery the Underwriters will acquire title thereto, free and clear of any lien, pledge, encumbrance or other security interest other than one created or granted by the Underwriters or permitted by the Indenture.

(v)

The Basic Documents to which the Depositor is a party will have been duly authorized, executed and delivered by the Depositor and will conform in all material respects to the descriptions thereof contained in the Issuer Free Writing Prospectus and the Prospectus and, assuming the valid execution thereof by the other parties thereto, such Basic Documents will constitute valid and binding agreements of the Depositor enforceable in accordance with their terms, except as the same may be limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors’ rights and by general equity principles.

(vi)

The Depositor has been duly formed and is validly existing as a limited liability company in good standing under the laws of the State of Delaware, with power and authority (corporate or otherwise) to own its properties and conduct its business as described in the Issuer Free Writing Prospectus and the Prospectus and to perform its obligations under the Basic Documents.

(vii)

Neither the issuance or delivery of the Notes, nor the consummation of any other of the transactions contemplated herein, nor compliance with all of the provisions of the other Basic Documents, will conflict with or result in the breach of any material term or provision of the certificate of incorporation or bylaws of the Depositor, and the Depositor is not in breach or violation of or in default (nor has an event occurred which with notice or lapse of time or both would constitute a default) under the terms of (i) any indenture, contract, lease, mortgage, deed of trust, note agreement or other evidence of indebtedness or other agreement, obligation or instrument to which the Depositor is a party or by which it or its properties are bound, or (ii) any law, decree, order, rule or regulation applicable to the Depositor of any court or supervisory, regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Depositor, or its properties, the default in or the breach or violation of which would have a material adverse effect on the Depositor or the ability of the Depositor to perform its obligations under the Basic Documents; and neither the delivery of the Notes, nor the consummation of any other of the transactions contemplated herein, nor the compliance with the provisions of the Basic Documents will result in such a breach, violation or default which would have such a material adverse effect.

(viii)

No filing or registration with, notice to, or consent, approval, authorization or order or other action of, any court or governmental authority or agency is required for the consummation by the Depositor of the transactions contemplated by the Basic Documents (other than as required under state securities laws or Blue Sky laws, as to which no representations and warranties are made by the Depositor), except such as have been, or will have been prior to the Closing Date, obtained under the Act, and such recordations of the assignment of the Student Loans to the Indenture Trustee pursuant to the Indenture that have not yet been completed.

(ix)

There is no action, suit or proceeding before or by any court, administrative or governmental agency, or other tribunal, domestic or foreign, now pending to which the Depositor is a party, or, to the best of the Depositor’s knowledge, threatened against the Depositor, which could reasonably result individually or in the aggregate in any material adverse change in the condition (financial or otherwise), earnings, affairs, regulatory situation or business prospects of the Depositor or could reasonably interfere with or materially and adversely affect the consummation of the transactions contemplated herein.

(x)

On the Closing Date, the representations and warranties made by the Depositor in the Sale Agreement and the Trust Agreement will be true and correct in all material respects as of the date made.

(xi)

At the time of execution and delivery of the Indenture, the Depositor will own the student loan notes (the “Student Loan Notes”) being transferred to the Trust Estate pursuant thereto, free and clear of any lien, mortgage, pledge, charge, encumbrance, adverse claim or other security interest (collectively, “Liens”), except to the extent permitted in the Indenture, and will not have assigned to any person other than the Trust Estate any of its right, title or interest, in the Student Loan Notes. The Depositor will have the power and authority to transfer the Student Loan Notes to the Trust Estate and to transfer the Notes to the Underwriters, and, upon execution and delivery to the Indenture Trustee of the Indenture, payment by the Underwriters for the Notes, and delivery to the Underwriters of the Notes, the Trust Estate will own the Student Loan Notes and the Underwriters will acquire title to the Notes, in each case free of Liens except to the extent permitted by the Indenture.

(xii)

Any taxes, fees and other governmental charges in connection with the execution, delivery and issuance of this Agreement, the Indenture and the Notes have been or will be paid by the Depositor on or prior to the Closing Date, except for fees for recording assignments of student loans to the Indenture Trustee pursuant to the Indenture that have not yet been completed, which fees will be paid by the Depositor in accordance with the Basic Documents.

(xiii)

The transfer of the Student Loans and the related assets to the Trust Estate on the Closing Date will be treated by the Depositor for financial accounting and reporting purposes as a sale of assets and not as a pledge of assets to secure debt.

(xiv)

The Depositor acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement is an arm’s length commercial transaction between the Depositor and Wells Fargo Bank on the one hand, and the Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction, each Underwriter is acting solely as a principal and not the agent or fiduciary of the Depositor, (iii) each Underwriter has not assumed an advisory or fiduciary responsibility in favor of the Depositor with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Depositor on other matters) or any other obligation to the Depositor except the obligations expressly set forth in this Agreement and (iv) the Depositor has consulted its own legal advisors to the extent it deemed appropriate.

(xv)

The Depositor is not, and on the date on which the first bona fide offer of the Notes is made will not be, an “ineligible issuer,” as defined in Rule 405 under the Act.

(b)

Wells Fargo Bank represents and warrants to, and agrees with, each Underwriter as of the date of the applicable Terms Agreement that:

(i)

Wells Fargo Bank is a national banking association duly chartered and validly existing in good standing under the laws of the United States with corporate power and authority to own its properties and conduct its business as described in the Issuer Free Writing Prospectus and the Prospectus and to enter into and perform its obligations under this Agreement.

(ii)

The execution and delivery by Wells Fargo Bank of this Agreement are within the corporate power of Wells Fargo Bank and have been duly authorized by all necessary corporate action on the part of Wells Fargo Bank.

(iii)

Neither the execution and delivery of this Agreement, nor the consummation by Wells Fargo Bank of any other of the transactions contemplated herein, nor compliance with the provisions of this Agreement, will conflict with or result in the breach of any material term or provision of the corporate charter or bylaws of Wells Fargo Bank.

(iv)

This Agreement has been duly authorized, executed and delivered by Wells Fargo Bank.

(v)

Wells Fargo Bank acknowledges and agrees that (i) the purchase and sale of the Notes pursuant to this Agreement is an arm’s length commercial transaction between Wells Fargo Bank and the Depositor on the one hand, and the Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction, the Underwriters are each acting solely as a principal and not the agent or fiduciary of Wells Fargo Bank, (iii) each Underwriter has not assumed an advisory or fiduciary responsibility in favor of Wells Fargo Bank with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising Wells Fargo Bank on other matters) or any other obligation to Wells Fargo Bank except the obligations expressly set forth in this Agreement and (iv) Wells Fargo Bank has consulted its own legal advisors to the extent it deemed appropriate.

2.

Purchase Price.  The purchase price at which the Underwriters will purchase the Notes shall be the aggregate purchase price set forth in the applicable Terms Agreement.

3.

Delivery and Payment.  The Notes shall be delivered at the office, on the Closing Date specified in the applicable Terms Agreement, which place, date and time may be changed by agreement between the Representative and the Depositor.  Delivery of the Notes shall be made to the Underwriters against payment by the Underwriters of the purchase price therefor to or upon the order of the Depositor in same-day funds.  The Notes shall be registered in such names and in such denominations as the Representative may have requested not less than two business days prior to the Closing Date.  The Depositor agrees to have the Notes available for inspection, checking and packaging in New York, New York, on the business day prior to the Closing Date.

4.

Offering by Underwriters.  (a) It is understood that the Underwriters propose to offer the Notes for sale as set forth in the Time of Sale Information and the Prospectus and that the Underwriters will not offer, sell or otherwise distribute the Notes (except for the sale thereof in exempt transactions) in any state in which the Notes are not exempt from registration under state securities laws or blue sky laws (except where the Notes will have been qualified for offering and sale at the direction of the Underwriters under such state securities laws or blue sky laws).  In connection with such offering(s), each Underwriter agrees to provide the Depositor with information related to the offer and sale of the Notes that is reasonably requested by the Depositor, from time to time (but not in excess of three years from the Closing Date), and necessary for complying with its tax reporting obligations, including, without limitation, the issue price of the Notes.

(b)

Each Underwriter agrees that it will not sell or transfer any Note or interest therein in the initial sale or transfer of such Note by such Underwriter in an amount less than the minimum denomination for such Note to be set forth in the Issuer Free Writing Prospectus and the Prospectus Supplement.

(c)

Each Underwriter further agrees that (i) if it delivers to an investor the Prospectus in portable document format (“PDF”), upon such Underwriter’s receipt of a request from the investor within the period for which delivery of the Prospectus is required, the Underwriter will promptly deliver or cause to be delivered to the investor, without charge, a paper copy of the Prospectus and (ii) it will provide to the Depositor any Underwriter Free Writing Prospectuses (as defined in Section 9(a)), or portions thereof, which the Depositor is required to file with the Commission in electronic format and will use reasonable efforts to provide to the Depositor such Underwriter Free Writing Prospectuses, or portions thereof, in either Microsoft Word® or Microsoft Excel® format and not in a PDF, except to the extent that the Depositor, in its sole discretion, waives such requirements.

(d)

Each Underwriter represents and warrants to, and agrees with, the Depositor, as of the date of the applicable Terms Agreement and as of the Closing Date, that:

(i)

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), it has not made and will not make an offer of Notes to the public in that Relevant Member State prior to the publication of a prospectus in relation to the Notes which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the relevant implementation date, make an offer of Notes to the public in that Relevant Member State at any time:

(A)

to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(B)

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000; and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

(C)

in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this representation, the expression an “offer of Notes to the public” in relation to any Notes in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the Notes to be offered so as to enable an investor to decide to purchase or subscribe the Notes, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression “Prospectus Directive” means the European Commission Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(ii)

It has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of Section 21 of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Issuer.

(iii)

It has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Notes in, from or otherwise involving the United Kingdom.

5.

Agreements.  The Depositor agrees with each Underwriter that:

(a)

The Depositor will cause the Prospectus to be filed with the Commission pursuant to Rule 424 under the Act and, if necessary, within 15 days of the Closing Date, will file a report on Form 8-K setting forth specific information concerning the Notes, and will promptly advise the Underwriters when the Prospectus has been so filed, and, prior to the termination of the offering of the Notes, will also promptly advise the Underwriters (i) when any amendment to the Registration Statement has become effective or any revision of or supplement to the Prospectus has been so filed (unless such amendment, revision or supplement does not relate to the Notes), (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information (unless such request does not relate to the Notes), and (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement with respect to the Notes or the institution or, to the knowledge of the Depositor, the threatening of any proceeding for that purpose.  The Depositor will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.  Except as otherwise provided in Section 5(b) hereof, the Depositor will not file prior to the termination of such offering any amendment to the Registration Statement or any revision of or supplement to the Prospectus (other than any such amendment, revision or supplement which does not relate to the Notes) which shall be disapproved by the Underwriters after reasonable notice and review of such filing.

(b)

If, at any time when a prospectus relating to the Notes is required to be delivered under the Act (without regard to reliance on Rule 174 under the Act) (i) any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (ii) it shall be necessary to revise, amend or supplement the Prospectus to comply with the Act or the rules and regulations of the Commission thereunder, the Depositor promptly will notify the Underwriters   and will, upon request of the Underwriters, or may, after consultation with the Representative, prepare and file with the Commission a revision, amendment or supplement which will correct such statement or omission or effect such compliance, and furnish without charge to the Underwriters as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance.

(c)

The Depositor will (i) furnish to the Underwriters and counsel for the Underwriters, without charge, conformed copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus relating to the Notes is required under the Act, as many copies of the Prospectus and any revisions or amendments thereof or supplements thereto as may be reasonably requested, and (ii) file promptly all reports and any definitive proxy or information statements required to be filed by the Depositor with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act (as such requirements may be modified pursuant to Section 12(h) of the Exchange Act) subsequent to the date of the Prospectus Supplement and for so long as the delivery of a prospectus is required under applicable law in connection with the offering or sale of the Notes.

(d)

The Depositor will, as between itself and the Underwriters, pay all expenses incidental to the performance of its obligations under this Agreement including, without limitation, (i) expenses of preparing, printing, reproducing and filing the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus, the Basic Documents and the Notes, (ii) the cost of delivering the Notes to the Underwriters, insured to the satisfaction of the Underwriters, (iii) the fees charged by (a) securities rating services for rating the Notes and (b) the Depositor’s independent accountants in connection with the letters to be delivered pursuant to Section 6(g) hereof, (iv) the fees and expenses of the Indenture Trustee, the Owner Trustee, the Eligible Lender Trustee and the Irish Listing Agent, if applicable, and any agent of the Indenture Trustee, the Owner Trustee or the Eligible Lender Trustee and the Irish Listing Agent, if applicable, and the fees and disbursements of counsel for the Indenture Trustee, the Owner Trustee and the Eligible Lender Trustee and the Irish Listing Agent, if applicable, in connection with the Basic Documents and the Notes, and (v) all other costs and expenses incidental to the performance by the Depositor of the Depositor’s obligations hereunder which are not otherwise specifically provided for in this subsection.  It is understood that, except as provided in this paragraph (d) and in Sections 7 and 14 hereof, each Underwriter will pay all of its own expenses, including (i) the fees of any counsel to such Underwriter, (ii) any transfer taxes on resale of any of the Notes by it, (iii) any advertising expenses connected with any offers that such Underwriter may make, (iv) any expenses for the qualification of the Notes under state securities laws or blue sky laws, including filing fees and the fees and disbursements of counsel for such Underwriter in connection therewith and in connection with the preparation of any blue sky survey, and (v) any expenses incurred in connection with the preparation and delivery of any Underwriter Free Writing Prospectus and the filing of such Free Writing Prospectus, if required to be filed by the Underwriters with the Commission.

(e)

So long as any Notes are outstanding, upon the request of the Underwriters, the Depositor will furnish to the Underwriters, as soon as available, a copy of (i) the annual statement of compliance delivered by the Servicer to the Administrator under the Servicing Agreement, (ii) the annual independent public accountants’ servicing report furnished to the Indenture Trustee pursuant to the Administration Agreement, (iii) each report of the Depositor regarding the Notes filed with the Commission under the Exchange Act or mailed to the holders of the Notes, and (iv) from time to time, such other information concerning the Notes which may be furnished by the Depositor or the without undue expense and without violation of applicable law.

(f)

If the third anniversary of the effective date of the Registration Statement occurs within six months after the Closing Date, the Company will, at the request of the Underwriters, use reasonable efforts to take such action as may be necessary or appropriate to permit the public offering and sale of the Notes as contemplated herein.

6.

Conditions to the Obligation of the Underwriters.  The obligation of the Underwriters to purchase the Notes shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Depositor and Wells Fargo Bank contained herein as of the date of the applicable Terms Agreement and as of the Closing Date, to the accuracy of the statements of the Depositor and Wells Fargo Bank made in any officer’s certificate pursuant to the provisions hereof, to the performance in all material respects by the Depositor of its obligations hereunder and to the following additional conditions:

(a)

No stop order suspending the effectiveness of the Registration Statement with respect to the Notes shall have been issued and no proceedings for that purpose shall have been instituted and be pending or shall have been threatened, and the Prospectus shall have been filed or mailed for filing with the Commission not later than required pursuant to the rules and regulations of the Commission.

(b)

The Depositor shall have furnished to the Underwriters a certificate, dated the Closing Date, of the Depositor, signed by a vice president or an assistant vice president of the Depositor, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus and this Agreement and that:

(i)

The representations and warranties of the Depositor herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and the Depositor has complied with all agreements and satisfied all the conditions on its part to be performed or satisfied on or prior to the Closing Date;

(ii)

No stop order suspending the effectiveness of the Registration Statement with respect to the Notes has been issued, and no proceedings for that purpose have been instituted and are pending or, to his or her knowledge, have been threatened as of the Closing Date; and

(iii)

Nothing has come to the attention of such person that would lead him or her to believe that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(c)

The Depositor shall have caused Wells Fargo Bank to furnish to the Underwriters a certificate, dated the Closing Date, of Wells Fargo Bank, signed by a vice president or an assistant vice president of Wells Fargo Bank, to the effect that the representations and warranties of Wells Fargo Bank herein are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date, and Wells Fargo Bank has in all material respects complied with all agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date.

(d)

The Depositor shall have furnished to the Underwriters an opinion, dated the Closing Date, of McKee Nelson LLP, counsel to the Depositor, or other counsel satisfactory to the Underwriters, to the effect that:

(i)

The Depositor is a limited liability company, validly existing and in good standing under the laws of the State of Delaware, with corporate power to enter into and perform its obligations under this Agreement, the applicable Terms Agreement and the Basic Documents to which it is a party;

(ii)

The execution and delivery of this Agreement and the applicable Terms Agreement have been duly authorized by the Depositor and this Agreement and the applicable Terms Agreement have been duly executed and delivered by the Depositor;

(iii)

The execution and delivery of the Basic Documents to which the Depositor is a party have been duly authorized by the Depositor, and such Basic Documents have been duly executed and delivered by the Depositor and each constitutes a legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium, receivership or other laws relating to or affecting creditors’ rights generally or the rights of creditors of banks, and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and except that the enforcement of rights with respect to indemnification and contribution obligations and provisions (a) purporting to waive or limit rights to trial by jury, oral amendments to written agreements or rights of set off or (b) relating to submission to jurisdiction, venue or service of process, may be limited by applicable law or considerations of public policy;

(iv)

Assuming that the Notes have been duly executed, authenticated and delivered in the manner contemplated in the Indenture and paid for by the Underwriters pursuant to this Agreement and the applicable Terms Agreement, the Notes will be validly issued and outstanding and entitled to the benefits provided by the Indenture;

(v)

The issuance and sale by the Depositor of the Notes to the Underwriters pursuant to this Agreement and the applicable Terms Agreement, the compliance by the Depositor with the provisions of this Agreement, the applicable Terms Agreement and the Basic Documents to which it is a party, and the consummation by the Depositor of the transactions therein contemplated (a) do not require the consent, approval, authorization, order, or qualification of or registration with any New York State or federal governmental authority or, to the knowledge of such counsel, any New York State or federal court, except such as may be required under state securities or blue sky laws, recordations of the assignment of the Student Loans to the Indenture Trustee pursuant to the Indenture that have not yet been completed, and such other approvals as have been obtained or effected, (b) do not conflict with or result in a violation of any provision of the certificate of incorporation and bylaws of the Depositor or any New York State or federal law, and (c) to the knowledge of such counsel, do not conflict with or result in a breach or violation of any material indenture, agreement or instrument to which the Depositor is a party or by which it or any of its property is bound, or any judgment, decree or order applicable to the Depositor, of any New York State or federal court, regulatory body, administrative agency or other governmental authority;

(vi)

To the knowledge of such counsel, there is no legal or governmental action, investigation or proceeding pending or threatened against the Depositor (a) asserting the invalidity of this Agreement, the applicable Terms Agreement, the Basic Documents to which it is a party or the Notes, (b) seeking to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement and the applicable Terms Agreement, (c) which would materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability (with respect to the Depositor) of, this Agreement, the applicable Terms Agreement, the Basic Documents to which it is a party or the Notes or (d) seeking to affect adversely the federal income tax attributes of the Notes as described in the Base Prospectus and the Prospectus Supplement under the heading “U.S. Federal Income Tax Consequences.”  For purposes of the opinion set forth in this paragraph, such counsel has not regarded any legal or governmental actions, investigations or proceedings to be “threatened” unless the potential litigant or governmental authority has manifested to the Depositor a present intention to initiate such proceedings;

(vii)

The Trust Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended;

(viii)

The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended, with respect to the Notes;

(ix)

The Issuer is not an “investment company” or under the “control” of an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended;

(x)

The Registration Statement has been declared effective under the Act, and, to the knowledge of such counsel, no stop order with respect thereto has been issued by the Commission;

(xi)

The Registration Statement, as of its effective date, and the Base Prospectus and the Prospectus Supplement, as of the dates thereof (in each case, with the exception of other than (i) the financial statements, other financial or accounting information or other statistical or numerical information, tabular or otherwise, contained in or incorporated by reference into the Registration Statement or the Prospectus, (ii) any other documents or information incorporated by reference into the Registration Statement or the Prospectus or (iii) any exhibits to the Registration Statement, as to which such counsel expresses no view), appeared on their respective faces to be appropriately responsive in all material respects to the requirements of the Act and the rules and regulations thereunder applicable to such documents as of the relevant date; and

(xii)

The statements in the Prospectus Supplement under the headings “U.S. Federal Income Tax Consequences” and “ERISA Considerations,” insofar as such statements purport to summarize matters of federal law or legal conclusions with respect thereto have been reviewed by such counsel and are correct in all material respects.

Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on Notes or other documents furnished by officers of, the parties to this Agreement and the Basic Documents.  Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Depositor.  Such opinion may be qualified as an opinion only on the laws of the State of New York, the laws of each state in which the writer of the opinion is admitted to practice law and the federal law of the United States. To the extent that such firm relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such firm that is delivered to the Underwriters.

(e)

Wells Fargo Bank shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to Wells Fargo Bank, to the effect that:

(i)

Wells Fargo Bank has been duly incorporated and is validly existing as a national banking association and has the power and authority to enter into, and to take all action required of it under the Basic Documents to which it is a party;

(ii)

The Basic Documents to which Wells Fargo Bank is a party have been duly authorized, executed and delivered by Wells Fargo Bank and, assuming valid execution and delivery thereof by the other parties thereto, such Basic Documents constitute valid and legally binding agreements of Wells Fargo Bank, enforceable against Wells Fargo Bank in accordance with their terms, subject to bankruptcy, insolvency, reorganization or other laws of general applicability relating to or affecting creditors’ rights generally and to general equity principles regardless of whether such enforcement is considered in a proceeding at law or in equity;

(iii)

No consent, approval, authorization or order of any federal court or governmental agency or body is required for the consummation by Wells Fargo Bank of the transactions contemplated by the terms of the Basic Documents to which it is a party except any such as may be required under the blue sky laws of any jurisdiction in connection with the offering, sale or acquisition of the Notes, any recordations of the assignments of the Student Loans evidenced by the Notes pursuant to the Indenture that have not yet been completed and any approvals as have been obtained;

(iv)

The consummation by Wells Fargo Bank of the transactions contemplated by the terms of the Basic Documents do not, to the knowledge of such counsel, conflict with or result in a breach or violation of any material term or provision of, or constitute a default under, the charter or bylaws of Wells Fargo Bank, any indenture or other agreement or instrument to which the Indenture Trustee is a party or by which it is bound, any federal statute or regulation applicable to Wells Fargo Bank or, to the knowledge of such counsel, any order of any federal court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo Bank; and

(v)

To the best knowledge of such counsel after due inquiry, there are no legal or governmental actions, investigations or proceedings pending to which Wells Fargo Bank is a party, or threatened against Wells Fargo Bank, (A) asserting the invalidity of the Basic Documents or (B) which might materially and adversely affect the performance by Wells Fargo Bank of its obligations under, or the validity or enforceability of, the Basic Documents.  For purposes of the foregoing, such counsel may state that it has not regarded any legal or governmental actions, investigations or proceedings to be “threatened” unless the potential litigant or governmental authority has manifested to a member of the law division of Wells Fargo & Company having responsibility for litigation matters involving the activities of Wells Fargo Bank a present intention to initiate such proceedings.

Such opinion may express its reliance as to factual matters on the representations and warranties made by, and on certificates or other documents furnished by officers of, the parties to the Basic Documents.  Such opinion may assume the due authorization, execution and delivery of the instruments and documents referred to therein by the parties thereto other than the Indenture Trustee.  Such opinion may be qualified as an opinion only on the federal law of the United States and, with respect to the opinions set forth in paragraph (e)(ii) above, the laws of the State of New York.  To the extent that such counsel relies upon the opinion of other counsel in rendering any portion of its opinion, the opinion of such other counsel shall be attached to and delivered with the opinion of such counsel that is delivered to the Underwriters.

(f)

For each series of Notes for which there is an eligible lender trustee, the Eligible Lender Trustee shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to the Eligible Lender Trustee, in form and substance satisfactory to the Underwriters; provided, that such opinion shall state that the Eligible Lender Trustee is an “eligible lender” for purposes of the FFELP Program in its capacity as eligible lender trustee with respect to the Student Loans.

(g)

The Owner Trustee shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to the Owner Trustee, in form and substance satisfactory to the Underwriters.

(h)

The Indenture Trustee shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to the Indenture Trustee, in form and substance satisfactory to the Underwriters.

(i)

For each series of Notes for which there is a Derivative Contract Counterparty, the Derivative Contract Counterparty shall have furnished to the Underwriters an opinion, dated the Closing Date, of counsel to the Derivative Contract Counterparty, in form and substance satisfactory to the Underwriters.

(j)

The Underwriters shall have received from counsel for the Underwriters such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Notes, the Registration Statement and the Prospectus, and such other related matters as the Underwriters may reasonably require.

(k)

The Depositor shall have delivered to the Underwriters (i) a letter from the Depositor’s independent accountants, as identified in the applicable Terms Agreement (the “Independent Accountants”), dated as of or prior to the date of first use of the Prospectus Supplement in the form and reflecting the performance of the procedures previously agreed to by the Depositor and the Representative with respect to numerical and statistical information included in the Prospectus Supplement (other than static pool information, if any, provided pursuant to Item 1105 of Regulation AB under the Act), (ii) a letter from the Depositor’s Independent Accountants dated as of or prior to the date of first use of the Issuer Free Writing Prospectus in the form and reflecting the performance of the procedures previously agreed to by the Depositor and the Representative with respect to numerical and statistical information included in the Issuer Free Writing Prospectus (other than static pool information, if any, provided pursuant to Item 1105 of Regulation AB under the Act), (iii) a copy of a letter from the Depositor’s Independent Accountants, addressed to the Depositor, dated as of a date not more than 135 days prior to the date of first use of the Prospectus Supplement, reflecting the performance of the procedures previously agreed to by the Depositor and the Independent Accountants with respect to any static pool information after January 1, 2006 which is incorporated into the Prospectus Supplement and (iv) a bring down letter, dated the date of the Prospectus Supplement, from the Independent Accountants with respect to the letter described in clause (iii), which shall be addressed to the Underwriters provided that the Underwriters shall have complied with any reasonable requests of the Independent Accountants as a condition thereto.

(l)

Subsequent to the date on which the Depositor notifies the Representative that the Depositor has selected it to underwrite the offering of the Notes, there shall not have occurred any change, or any development involving a prospective change, in or affecting the business or properties of the Depositor which the Representative concludes, in the reasonable judgment of the Representative, materially impairs the investment quality of the Notes so as to make it impractical or inadvisable to proceed with the public offering or the delivery of the Notes as contemplated by the Issuer Free Writing Prospectus and the Prospectus.

(m)

The Notes shall be rated not lower than the required ratings set forth in the applicable Terms Agreement, such ratings shall not have been rescinded and no public announcement shall have been made that any rating of the Notes has been placed under review (other than with respect to a possible upgrading of such ratings).

(n)

The Underwriters shall have received copies of any opinions of counsel to the Depositor supplied to the rating organizations relating to certain matters with respect to the Notes.  Any such opinions shall be dated the Closing Date and addressed to the Underwriters or accompanied by reliance letters to the Underwriters or shall state that the Underwriters may rely upon them.

(o)

The Depositor shall have furnished to the Representative such further information, certificates and documents as the Representative may have reasonably requested, and all proceedings in connection with the transactions contemplated by this Agreement and all documents incident hereto shall be in all material respects reasonably satisfactory in form and substance to the Representative and its counsel.

(p)

The Underwriters shall have received a letter from counsel to the Depositor, dated the Closing Date, to the effect that in the course of such counsel’s review of the Prospectus and discussion of the same with certain officers of the Depositor, its accountants and the Underwriters, no facts came to the attention of such counsel that caused such counsel to believe that the Prospectus, as of the date of the Prospectus Supplement, or any revision or amendment thereof or supplement thereto, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to (i) the financial statements, other financial or accounting information or other statistical or numerical information, tabular or otherwise, contained in or incorporated by reference into the Registration Statement or the Prospectus, (ii) any other documents or information incorporated by reference into the Registration Statement or the Prospectus, (iii) any exhibits to the Registration Statement or (iv) any trustee’s statement of eligibility on Form T-1.

(q)

The Underwriters shall have received a letter from counsel to the Depositor, dated the Closing Date, substantially to the effect that in the course of such counsel’s review of the Issuer Free Writing Prospectus and the Time of Sale Information, and discussion of the same with certain officers of the Depositor, its accountants and the Underwriters, no facts came to the attention of such counsel that caused such counsel to believe that as of the applicable Time of Sale, the Issuer Free Writing Prospectus when considered in conjunction with the Time of Sale Information, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of circumstances under which they were made, not misleading; it being understood that such counsel need express no view as to (i) the financial statements, other financial or accounting information or other statistical or numerical information, tabular or otherwise, contained in or incorporated by reference into the Issuer Free Writing Prospectus or (ii) any other documents or information incorporated by reference into the Issuer Free Writing Prospectus.

(r)

The issuance on the Closing Date of the Other Notes.

If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representative. Notice of such cancellation shall be given to the Depositor in writing, or by telephone or telegraph confirmed in writing.

7.

Indemnification and Contribution.

(a)

The Depositor agrees to indemnify and hold harmless the Underwriters and each person who controls each Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they may become subject under the Act, the Exchange Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in the Prospectus, or in any revision or amendment thereof or supplement thereto, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any Issuer Free Writing Prospectus or any Issuer Information contained in any Free Writing Prospectus (other than any Issuer Free Writing Prospectus), or the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, when considered in conjunction with the Time of Sale Information, and provided that such misstatement or omission was not corrected by information subsequently supplied by the Depositor to the Underwriters sufficiently prior to the Time of Sale to such investor to reasonably permit the delivery thereof by the Underwriters to such investor, and the Depositor agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by it or him in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Depositor will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriters specifically for use in connection with the preparation thereof. This indemnity agreement will be in addition to any liability which the Depositor may otherwise have.

(b)

Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Depositor, its officers who signed the Registration Statement or any amendment thereof, its directors, and each person who controls the Depositor within the meaning of either the Act or the Exchange Act, and Wells Fargo Bank, and each person who controls Wells Fargo Bank within the meaning of either the Act or the Exchange Act, (i) to the same extent as the foregoing indemnities from the Depositor to the Underwriters, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Depositor by or on behalf of the Underwriters specifically for use in connection with the preparation of the Prospectus, the Issuer Free Writing Prospectus or any revision or amendment thereof or supplement thereto or (ii) insofar as such losses, claims, damages or liabilities (or actions in respect thereof) are based on, result from or arise out of (A) any untrue statement or alleged untrue statement of a material fact contained in any Underwriter Free Writing Prospectus, or any omission or alleged omission to state in such Underwriter Free Writing Prospectus a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading at the Time of Sale to the applicable investor, when considered in conjunction with the Time of Sale Information; except to the extent that such untrue statements or alleged untrue statements or omissions or alleged omissions are the result of untrue statements in or omissions from any Issuer Information supplied by the Depositor to the Underwriters which, in any case, were not corrected by information subsequently supplied by the Depositor to the Underwriters sufficiently prior to the Time of Sale to the applicable investor to reasonably permit the delivery thereof by the Underwriters to such investor or (B) any failure by the Underwriters to deliver the Issuer Free Writing Prospectus or the Time of Sale Information to the applicable investor prior to the Time of Sale.  This indemnity agreement will be in addition to any liability which the Underwriters may otherwise have.

(c)

Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 7.  In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel selected by such indemnified party and satisfactory to the indemnifying party (or if such indemnified party fails to promptly select counsel following the receipt of the aforesaid notice, with counsel selected by the indemnifying party and satisfactory to such indemnified party), and after receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation by the indemnified party undertaken with notice to and approval by the indemnifying party.

(d)

If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to (A) in subsection (a)(i) or (b)(i) above in such proportion as is appropriate to reflect both (i) the relative benefits received by the Depositor on the one hand and the applicable Underwriter on the other from the offering of the Notes and (ii) the relative fault of the Depositor on the one hand and the applicable Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations and (B) in subsection (a)(ii) or (b)(ii) above, in such proportion as is appropriate to reflect the relative fault of such Underwriter on the one hand and the Depositor on the other in connection with the actions, statements or omissions that resulted in such losses, claims, damages or liabilities.  The relative benefits received by the Depositor on the one hand and the applicable Underwriter on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Depositor bear to the difference between (i) the total price at which the Notes underwritten by such Underwriter and distributed to the public were offered to the public, and (ii) the portion of the total net proceeds from the offering (before deducting expenses) received by the Depositor attributable to the Notes.  The relative fault for the purposes of clauses (A) and (B) above shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Depositor or the applicable Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.  The Depositor, Wells Fargo Bank and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), and with respect to losses, claims, damages or liabilities referred to in subsection (a) or (b) above, each Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11 (f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)

The obligations of the Depositor under this Section 7 shall be in addition to any liability which the Depositor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the applicable Underwriter within the meaning of the Act; and the obligations of such Underwriter under this Section 7 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to (i) the officers of the Depositor who signed the Registration Statement or any amendment thereof, to its directors, and to each person who controls the Depositor within the meaning of either the Act or the Exchange Act and (ii) each person who controls Wells Fargo Bank within the meaning of either the Act or the Exchange Act.

(f)

As used in this Agreement, “Time of Sale” means, as to any investor in the Notes, the time at which such investor enters into a Contract of Sale (as defined in Section 9(b)) for the Notes, or if such Contract of Sale is subsequently terminated and a new Contract of Sale is entered into by mutual agreement between such investor and the applicable Underwriter in a manner sufficient to constitute a reformation of the contract within the contemplation of Section IV.2.c of Securities Act Release 33-8591, such time at which the new Contract of Sale is entered into, and “Time of Sale Information” means all information identified in the applicable Terms Agreement as “Time of Sale Information.”

8.

Obligations of Wells Fargo Bank.  Wells Fargo Bank agrees with each Underwriter, for the sole and exclusive benefit of such Underwriter and each person who controls such Underwriter within the meaning of either the Act or the Exchange Act and not for the benefit of any assignee thereof or any other person or persons dealing with such Underwriter, in consideration of and as an inducement to its agreement to purchase the Notes from the Depositor, to indemnify and hold harmless such Underwriter against any failure by the Depositor to perform its obligations to such Underwriter (including its contribution obligation) pursuant to Section 7 hereof; provided, however, that the aggregate liability of Wells Fargo Bank for the foregoing indemnity shall not exceed an amount equal to the aggregate principal amount of the Notes.

9.

Offering Communications; Free Writing Prospectuses.

(a)

Unless preceded or accompanied by a prospectus satisfying the requirements of Section 10(a) of the Act, the Underwriters shall not convey or deliver any written communication, as defined in Rule 405 under the Act (a “Written Communication”), to any person in connection with the initial offering of the Notes, unless such Written Communication (i) is made in reliance on and in conformity with Rule 134 under the Act, (ii) constitutes a prospectus satisfying the requirements of Rule 430B under the Act or (iii) constitutes a “free writing prospectus,” as defined in Rule 405 under the Act (a “Free Writing Prospectus”). Notwithstanding anything to the contrary contained in this Agreement, without the prior written consent of the Depositor, which may be withheld in its sole discretion, the Underwriters shall not convey or deliver in connection with the initial offering of the Notes, any Free Writing Prospectus unless such Free Writing Prospectus contains only ABS Informational and Computational Material, as defined in Item 1101(a) of Regulation AB under the Act (“ABS Informational and Computational Material”); provided that any such Free Writing Prospectus may also contain a column showing the status of subscriptions for and allotments of the Notes. The Underwriters shall not convey or deliver any ABS Informational and Computational Material in reliance on Rules 167 and 426 under the Act. Any Free Writing Prospectus prepared by or on behalf of the Underwriters is referred to as an “Underwriter Free Writing Prospectus.”

(b)

The Depositor shall prepare a Free Writing Prospectus (the “Issuer Free Writing Prospectus”) and shall deliver such Issuer Free Writing Prospectus to the Underwriters after it files such Issuer Free Writing Prospectus with the Commission and the Underwriters shall not convey or deliver such Issuer Free Writing Prospectus to any person or entity until the Depositor has notified the Underwriters that it has completed such filing.  Thereafter, the Issuer Free Writing Prospectus may be used by the Underwriters solely in connection with the marketing of the Notes to institutional investors; provided, however, that the Underwriters shall not enter into any “contract of sale” with any investor, within the meaning of Rule 159 under the Act (a “Contract of Sale”), with respect to any Notes, unless prior to the Time of Sale to each investor in the Notes, the Underwriters shall have delivered to such investor the Issuer Free Writing Prospectus and any additional Time of Sale Information, together with any amendment or supplement thereto supplied by the Depositor to the Underwriters sufficiently prior to the Time of Sale to such investor to reasonably permit delivery thereof by the Underwriters to such investor.

(c)

(i)

The Underwriters shall deliver to the Depositor each Underwriter Free Writing Prospectus that contains any “issuer information,” as defined in Rule 433(h) under the Act and footnote 271 of Securities Act Release No. 33-8591 (“Issuer Information”) if such Underwriter Free Writing Prospectus or the portion thereof consisting of Issuer Information is required to be filed by the Depositor with the Commission pursuant to Rule 433 under the Act (“Rule 433”).

(ii)

Any Underwriter Free Writing Prospectus that is required to be delivered pursuant to Section 9(c)(i) shall be delivered by the Underwriters to the Depositor no later than two business days prior to the due date for filing of the Prospectus pursuant to Rule 424(b) under the Act; provided however, that if such Underwriter Free Writing Prospectus contains any information other than ABS Informational and Computational Material, it shall instead be delivered by the Underwriters to the Depositor not later than two business days prior to the date of first use of such Free Writing Prospectus.

(iii)

Not later than one business day after the Underwriters have determined the final structure of all classes of Notes, and in no event later than the fourth business day preceding the due date for filing the final Prospectus pursuant to Rule 424(b) under the Act, the Underwriters shall prepare and deliver to the Depositor an Underwriter Free Writing  Prospectus (which may consist of a term sheet) containing a description of  the final structure of the Notes, irrespective of whether such Underwriter Free Writing Prospectus has been or will be conveyed or  delivered by the Underwriters to any investor in the Notes.

(iv)

To facilitate the filing thereof by the Depositor, the Underwriters shall provide the Issuer Information contained in any Underwriter Free Writing Prospectus that is required to be delivered to the Depositor pursuant to this Section 9(c) in a separate document from the portion of such Free Writing Prospectus which contains information other than Issuer Information.

(d)

Each Underwriter represents and warrants to the Depositor that the Underwriter Free Writing Prospectuses required to be furnished to the Depositor by the Underwriters pursuant to Section 9(c) will constitute all Underwriter Free Writing Prospectuses of the type described therein that were furnished to prospective investors by such Underwriter in connection with its offer and sale of the Notes.

(e)

Each Underwriter represents and warrants to the Depositor that each Underwriter Free Writing Prospectus provided by it to an investor in the Notes did not, as of the Time of Sale to any prospective investor to which such Underwriter Free Writing Prospectus was conveyed, include any untrue statement of a material fact or omit any material fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading when considered in conjunction with the Time of Sale Information; provided however, that such Underwriter makes no representation or warranty to the extent such misstatements or omissions were the result of any misstatements in or omissions from any Issuer Information in any Underwriter Free Writing Prospectus or, to the extent that such misstatements are a substantial restatement in all material respects of a misstatement made in the Issuer Free Writing Prospectus which misstatements or omissions were not corrected by information subsequently supplied by the Depositor sufficiently prior to the Time of Sale to the applicable investor to reasonably permit delivery thereof by such Underwriter to such investor.

(f)

Unless the Depositor determines that such filing is not required under Rule 433, the Depositor agrees to file with the Commission, within the applicable time periods specified in Rule 433, the following:

(i)

Any Issuer Free Writing Prospectus; and

(ii)

Any Underwriter Free Writing Prospectus delivered by the Underwriters to the Depositor pursuant to Section 9(c) or, at the election of the Depositor, the portion of such Underwriter Free Writing Prospectus which consists of Issuer Information.

(g)

The Underwriters shall file with the Commission, within the applicable time period specified in Rule 433, any Free Writing Prospectus that is distributed by or on behalf of the Underwriters in a manner reasonably designed to lead to its broad, unrestricted dissemination.  Any access codes or passwords needed by the Underwriters to complete the filing shall be provided by the Depositor.

(h)

The Depositor and each Underwriter agrees that any Free Writing Prospectuses prepared by it shall contain substantially the following legend:

Wells Fargo Student Loans Receivables I, LLC has filed a registration statement (including a prospectus) with the SEC (Registration No. 333-143455) for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and the other documents the Wells Fargo Student Loans Receivables I, LLC and the issuing entity have filed with the SEC for more complete information about the depositor and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuing entity, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling toll-free 1-8[xx-xxx-xxxx].

The asset-backed securities referred to in these materials, and the asset pools backing them, are subject to modification or revision (including the possibility that one or more classes of securities may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these securities, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and the underwriters have confirmed the allocation of securities to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by the underwriters, will not create binding contractual obligations for you, the underwriters, or us.

(i)

Each Underwriter agrees to comply with the requirements of Rule 433 under the Act applicable to such Underwriter including, without limitation, the record retention requirements therein.

(j)

(i)

Each Underwriter agrees to keep and maintain, for a period of not less than three years following the date of initial issuance of the Notes, written records documenting, as to each investor in Notes, the Time of Sale and the date on which each Issuer Free Writing Prospectus and each Underwriter Free Writing Prospectus was conveyed to such investor.

(ii)

In the event of any litigation or written notice of potential litigation against the Depositor or any of its affiliates with respect to the Notes, each Underwriter shall, upon the request of the Depositor, make available to the Depositor copies of all records required to be maintained by it pursuant to Section 9(j)(i) and any Free Writing Prospectus required to be retained by it pursuant to Section 9(i).

(k)

(i)

In the event that the Depositor becomes aware that the Issuer Free Writing Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading (such Free Writing Prospectus, a “Defective Issuer Free Writing Prospectus”), the Depositor shall notify the Underwriters thereof within one business day after discovery and the Depositor shall prepare and deliver to the Underwriters a Free Writing Prospectus which corrects the material misstatement or omission in the Defective Issuer Free Writing Prospectus (such corrected Issuer Free Writing Prospectus, a “Corrected Issuer Free Writing Prospectus”).

(ii)

In the event that any Underwriter becomes aware that, as of the applicable Time of Sale to an investor in the Notes, any Underwriter Free Writing Prospectus prepared by or on behalf of the Underwriters and delivered to such investor contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading, when considered in conjunction with the Time of Sale Information (such Free Writing Prospectus, a  “Defective Underwriter Free Writing Prospectus and, together with a Defective Issuer Free Writing Prospectus, a “Defective Free Writing Prospectus”), such Underwriter shall notify the Depositor thereof within one business day after discovery.

(iii)

Each Underwriter shall, if requested by the Depositor:

(A)

prepare a Free Writing Prospectus which corrects the material misstatement in or omission from the Defective Underwriter Free Writing Prospectus (such corrected Underwriter Free Writing Prospectus, a “Corrected Underwriter Free Writing Prospectus” and, together with a Corrected Issuer Free Writing Prospectus, a “Corrected Free Writing Prospectus”);

(B)

deliver the Corrected Free Writing Prospectus to each investor which received the Defective Free Writing Prospectus prior to entering into a Contract of Sale;

(C)

provide such investor with the following:

(1)

adequate disclosure of the contractual arrangement;

(2)

adequate disclosure of the investor’s rights under the existing Contract of Sale at the time termination is sought;

(3)

adequate disclosure of the new information that is necessary to correct the misstatements or omissions in the information given at the time of the original Contract of Sale; and

(4)

a meaningful ability to elect to terminate or not terminate the prior Contract of Sale and to elect to enter into or not enter into a new Contract of Sale; and

(D)

comply with any other requirements for reformation of the original Contract of Sale described in Section IV.2.c of Securities Act Release Act 33-8591.

(l)

Each Underwriter covenants with the Depositor that it will make available to the Depositor, upon reasonable prior notice and at reasonable times during normal business hours, such personnel as are familiar with such Underwriter’s compliance procedures for the purpose of answering questions concerning such Underwriter’s practices and procedures for the preparation and dissemination of Written Communications concerning the Notes to prospective investors prior to the delivery of the final Prospectus to such investors.

(m)

Each Underwriter covenants with the Depositor that after the final Prospectus is available, such Underwriter shall not distribute any Written Communication concerning the Notes to a prospective investor unless such communication is preceded or accompanied by the final Prospectus.

(n)

Each Underwriter agrees, upon request of the Depositor, to provide to the Depositor any information within the control of such Underwriter which the Depositor may reasonably request to enable the Depositor to timely and accurately meet its disclosure and reporting obligations under the Act and the Exchange Act.

(o)

Each Underwriter agrees to cause any credit enhancement provider, derivative counterparty, special servicer or credit risk manager arranged by the Underwriters in connection with the Notes to provide to the Depositor such narrative disclosure, financial information, including required accountants’ consents, and other information as the Depositor may reasonably request to enable the Depositor to timely and accurately meet its disclosure and reporting obligations under the Act and the Exchange Act.  In addition, upon request by the Depositor, the Representative agrees to cause the party providing the information required by the immediately preceding sentence to provide indemnity satisfactory to the Depositor relating to such disclosure and financial information.

(p)

Notwithstanding any other provision herein, each Underwriter and the Depositor agree to pay all costs and expenses of the other party including, without limitation, legal fees and expenses, incurred in connection with any successful action by any Underwriter or the Depositor against the other party to enforce any of its rights set forth in this Section 9.

10.

Protection of Confidential Information. (a) Each Underwriter shall (a) keep confidential any Confidential Information (as defined herein), and (b) not use the Confidential Information other than in connection with such Underwriter's purchase and marketing of the Notes.  Each Underwriter may disclose Confidential Information only to its directors, trustees, officers, employees, agents, partners or representatives, including without limitation any accountants, attorneys, and financial advisors ("Personnel") who have a need to know such information either in connection with the marketing of the Notes or for the purpose of the evaluation of such Underwriter's purchase of the Notes.  Each Underwriter shall advise all of its Personnel who will have access to the Confidential Information of the obligations of confidentiality imposed by this Section 10, and, such Underwriter confirms that it shall cause each of its Personnel to comply with the terms of this Section 10.  Each Underwriter shall take all other measures as may be reasonably necessary to protect the confidentiality of the Confidential Information, including without limitation such measures as it takes to safeguard its own confidential information, to ensure the security and confidentiality of all such Confidential Information, to protect against anticipated threats or hazards to the security or integrity of such Confidential Information and to protect against unauthorized access to or use of such Confidential Information and shall require its Personnel to refrain from using any Confidential Information for their own use or for any other purpose other than in connection with the purchase of the Notes.

In the situations where an Underwriter is disclosing Confidential Information to its Personnel as permitted above, such Underwriter shall take reasonable safeguards (including any specific safeguards requested by the Depositor) with respect to the use, transmission and storage of Confidential Information in order to prevent the dissemination of such Confidential Information to persons other than its authorized Personnel.  All Confidential Information which is transmitted over any network must be encrypted in accordance with a standard for encryption acceptable to the Depositor prior to transmission.  Each Underwriter agrees that where such Underwriter maintains any Confidential Information at such Underwriter's site or on such Underwriter's equipment, including portable equipment such as laptops, such Confidential Information shall be stored in an encrypted form in accordance with a standard for encryption acceptable to the Depositor.

For purposes of this Section 10, "Confidential Information" shall mean and include all information concerning the Student Loans and the related borrowers furnished, orally, electronically or in writing by the Depositor or by any of its "Affiliates" (as defined herein) to the Underwriters, which constitutes "nonpublic personal information" within the meaning of the Gramm-Leach-Bliley Act of 1999.  For purposes of this Section 10, "Affiliate" of a person or entity shall mean and refer to all persons or entities that control, are controlled by or are under common control with such person or entity and their respective officers, directors and employees.

(b)  Notwithstanding any other provision herein, each Underwriter shall comply with the provisions of Annex I.

11.

Third-Party Due Diligence.  No Underwriter shall permit access by a third-party (other than any nationally recognized statistical rating organization involved in the rating of the Notes) to any due diligence information provided by the Depositor to the Underwriters (such information, "Due Diligence Information") without the consent of the Depositor, which consent shall be in the sole discretion of the Depositor; provided, however, that in the event that the Depositor consents to the disclosure of such Due Diligence Information to a third-party, prior to providing any such Due Diligence Information, the applicable Underwriter shall cause such third-party to enter into a confidentiality agreement with respect to such Due Diligence Information in a form prescribed by, or that is otherwise acceptable in form and substance to, the Depositor.  For purposes of this Section 11, Due Diligence Information shall not include any information communicated orally; provided that such information is not Confidential Information or material non-public information.

12.

Termination.  Subsequent to the execution of the applicable Terms Agreement, this Agreement shall be subject to termination in the absolute discretion of the Representative, by notice given to the Depositor prior to delivery of and payment for the Notes, if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited or any setting of minimum prices for trading on such exchange shall have been instituted, (ii) a general moratorium on commercial banking activities in the State of New York shall have been declared by either federal or New York State authorities or there shall have occurred a material disruption in securities settlement or clearance services in the United States, or (iii) there shall have occurred any material outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, impracticable or inadvisable to market the Notes on the terms and in the manner contemplated by the Prospectus as amended or supplemented.  In addition, following receipt of notice from the Depositor that the Student Loans will not conform to the specifications set forth in the applicable Terms Agreement, if, in the reasonable judgment of the Representative, such disparity would have a material adverse effect on the marketing and sale of the Notes, the Representative may terminate this Agreement not later than the close of business on the first business day after receipt of such notice or, if earlier, the Closing Date.

13.

Representations and Indemnities to Survive.  The respective agreements, representations, warranties, indemnities and other statements of the Depositor, Wells Fargo Bank and their respective officers and each of the Underwriter set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Depositor, Wells Fargo Bank or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Notes.  The provisions of Section 5(d), Section 7, Section 8, Section 10, Section 11 and Section 14 hereof shall survive the termination or cancellation of this Agreement.

14.

Reimbursement of Expenses.  If for any reason, other than default by an Underwriter in its obligation to purchase the Notes, the material breach by an Underwriter of any of its covenants in Section 9 hereof (without the fault of the Depositor) or termination by such Underwriter pursuant to Section 12 hereof, the Notes are not delivered by or on behalf of the Depositor as provided herein, the Depositor will reimburse such Underwriter for all out-of-pocket expenses of such Underwriter, [[including reasonable fees and disbursements of its counsel,]] reasonably incurred by such Underwriter in making preparations for the purchase, sale and delivery of the Notes, but the Depositor and Wells Fargo Bank shall then be under no further liability to such Underwriter with respect to the Notes except as provided in Section 5(d), Section 7 and Section 8 hereof.  If the Notes are not delivered by or on behalf of the Depositor as provided herein because of the default by an Underwriter in its obligation to purchase the Notes or the material breach by such Underwriter of any of its covenants in Section 9 hereof (without the fault of the Depositor), such  Underwriter will reimburse the Depositor for all out-of-pocket expenses of the Depositor, including reasonable fees and disbursements of its counsel, reasonably incurred by the Depositor in making preparations for the issuance and delivery of the Notes, but the Underwriter shall then be under no further liability to the Depositor with respect to the Notes except as provided in Sections 5(d) and 7 hereof.

15.

Successors.  This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof and their respective successors and assigns, and no other person will have any right or obligation hereunder.

16.

Applicable Law.  This Agreement will be governed by and construed in accordance with the laws of the State of New York.

17.

Miscellaneous.  Time shall be of the essence of this Agreement.  This Agreement supersedes all prior or contemporaneous agreements and understandings relating to the subject matter hereof. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

18.

Notices.  All communications hereunder will be in writing and effective only on receipt and, if sent to the Representative, will be delivered to [REPRESENTATIVE] at [__________], or if sent to the Depositor, will be delivered to Wells Fargo Student Loans Receivables I, LLC at Sixth and Marquette, Minneapolis, Minnesota 55479; or if sent to Wells Fargo Bank, will be delivered to Wells Fargo Bank at 301 East 58th Street, Sioux Falls, South Dakota 57104.

[SIGNATURE PAGE FOLLOWS]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement by and among the Depositor, Wells Fargo Bank and the Underwriters, effective as of the date first above written and executed as of the date or dates indicated below.

Very truly yours,

WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC

By: _____________________________

Name:

Title:

WELLS FARGO BANK, N.A.

By: _____________________________

Name:

Title:

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

[REPRESENTATIVE],
acting on behalf of itself and as Representative of the Underwriters

By: _____________________________

Name:

Title:

Date:  __________, 20__

Exhibit A

WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC

Student Loan Asset-Backed Notes

FORM OF TERMS AGREEMENT

__________, 20__

[UNDERWRITER]

____________________

____________________

Re:

Underwriting Agreement dated __________, 20__.

Title of Notes:	Student Loan Asset-Backed Notes, Series 20__-__, Class __, Class __, Class __ and Class __ (the “Offered Notes”).
Classes of Notes:

Each of the Class __ and Class __ Notes will consist of one or more classes with the prior consent of Wells Fargo Student Loans Receivables I, LLC (the “Depositor”), which consent shall not be unreasonably withheld.

Aggregate Principal Amount of the Offered Notes:	$__________ (Approximate).
Notes Not Offered Hereby:	Student Loan Asset-Backed Notes, Series 20__-__, Class __, Class __ and Class __.
Description of the Student Loans:	A pool of Student Loans, [FFELP, Private Credit, etc.]
Underwriters:	___________________________________________
Required Ratings:
The following ratings by Fitch Ratings (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) and Standard & Poor’s (“S&P) :
Class	Fitch	Moody’s	S&P
Classes _____	____	____	____
Classes _____	____	____	____
Classes _____	____	____	____
Classes _____	____	____	____
Classes _____	____	____	____
Classes _____	____	____	____
Closing Date, Location and Time:	__________, 20__ offices of ____________________; 10:00 a.m. New York City time.
Time of Sale Information:	Issuer Free Writing Prospectus, dated __________, 20__ relating to the offering of the Offered Notes.
Purchase Price for the Offered Notes:
Class	Price
Classes _____	____%
Classes _____	____%
Classes _____	____%
Classes _____	____%
Classes _____	____%

In each case, as offered and sold pursuant to this Terms Agreement, plus accrued interest, if applicable, thereon.

Date of Indenture, Servicing Agreement, Administration Agreement, Trust Agreement, Purchase Agreement and Sale Agreement:  The Closing Date.

Notwithstanding any other provision of the above-referenced Underwriting Agreement, all references to the Registration Statement in the Underwriting Agreement shall be with reference to File No. 333-________.

Subject to the terms and conditions and in reliance upon the representations and warranties set forth in the above-referenced Underwriting Agreement (which is incorporated herein in its entirety and made a part hereof) as supplemented by this Terms Agreement, the Depositor agrees to sell to the Underwriters, and the Underwriters agree to purchase from the Depositor, the Offered Notes.

* * *

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement by and among the Depositor, Wells Fargo Bank, N.A. and the Underwriters.

Very truly yours,

WELLS FARGO STUDENT LOANS RECEIVABLES I, LLC

By: _____________________________

Name:

Title:

WELLS FARGO BANK, N.A.

By: _____________________________

Name:

Title:

The foregoing Terms Agreement

is hereby confirmed and accepted

as of the date first above written.

[REPRESENTATIVE], acting on behalf of itself and as Representative of the Underwriters

By:_____________________________

Name:

Title:

ANNEX I

Confidentiality − Student Loan ABS Transactions

Except with the written permission of Wells Fargo Student Loans Receivables I, LLC (the “Depositor”) or Wells Fargo Bank, N.A. (“Wells Fargo Bank”), each Underwriter named in the Terms Agreement shall (a) keep confidential any Confidential Information (as defined herein), and (b) use the Confidential Information only in connection with such Underwriter’s purchase, trading, marketing and evaluation of the Notes or otherwise as permitted herein.  Each Underwriter may disclose Confidential Information only to its Representatives or as permitted herein.

For purposes of this Annex I, “Representatives” means such Underwriter’s affiliates and each of its directors, trustees, officers, employees, agents, partners or representatives, including without limitation any accountants, attorneys, consultants and financial advisors who are working on, or consulted in connection with, the purchase, trading and marketing of the Notes or the evaluation of such Underwriter’s purchase, trading and marketing of the Notes and, in the case of financial advisors, have previously entered into a confidentiality agreement with such Underwriter in a form prescribed by such Underwriter.

Each Underwriter shall advise all of its Representatives who will have access to the Confidential Information of the obligations of confidentiality imposed by this Annex I.  Each Underwriter confirms that it shall cause each of its Representatives, other than those who have executed a confidentiality agreement with the Depositor with respect to the Confidential Information and Due Diligence Information, to comply with the terms of this Annex I.  Each Underwriter shall take all other measures as may be reasonably necessary to protect the confidentiality of the Confidential Information, including without limitation measures that constitute Confidential Information Safeguards, to ensure the security and confidentiality of all such Confidential Information, to protect against anticipated threats or hazards to the security or integrity of such Confidential Information and to protect against unauthorized access to or use of such Confidential Information and shall have policies and procedures requiring its Representatives to refrain from using any Confidential Information for their own use or for any other purpose other than in connection with the purchase, trading, marketing or evaluation of the Certificates.  As used in this Annex I, “Confidential Information Safeguards” mean physical, electronic and procedural safeguards and data security policies that such Underwriter maintains to protect Confidential Information of such Underwriter’s clients engaged in the asset backed securities business and the Confidential Information of such Underwriter in connection with its own asset backed securities business.

When any Underwriter is disclosing Confidential Information to its Representatives as permitted above, such Underwriter shall take reasonable and necessary safeguards with respect to the use, transmission and storage of Confidential Information in order to prevent the dissemination of such Confidential Information to persons other than its Representatives.  All Confidential Information which is transmitted from any Underwriter to a third party outside the Underwriter’s internal electronic mail network shall be password protected, encrypted or otherwise secure prior to transmission in accordance with Confidential Information Safeguards.  Each Underwriter agrees that where such Underwriter maintains any Confidential Information at such Underwriter’s site or on such Underwriter’s equipment, including portable equipment such as laptops, such Confidential Information shall be stored in a password protected, encrypted or otherwise secure form in accordance with Confidential Information Safeguards.

An Underwriter may disclose Confidential Information to any court of competent jurisdiction, legislative body or committee, or any governmental agency or regulatory body having authority to regulate or oversee any aspect of such Underwriter’s business or that of its Representatives in connection with the exercise of such authority.

In the event that an Underwriter is requested or required (in writing, by interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, or any similar legal process) to disclose any of the Confidential Information, such Underwriter, in the absence of protective order, may disclose such information without liability; provided however, that such Underwriter shall, to the extent permitted by law and as promptly as practicable, notify the Depositor prior to such disclosure so that the Depositor may seek a protective order or other appropriate remedy. Such Underwriter, if requested by the Depositor, shall, except as prohibited by law, cooperate with the Depositor in any attempt that the Depositor may make to seek any such order or remedy.

For purposes of this Annex I, “Confidential Information” shall mean and include all information concerning the Student Loans and the related obligors furnished, orally, electronically or in writing by the Depositor or by any of its “Affiliates” (as defined herein) to an Underwriter in connection with such Underwriter’s purchase, trading, marketing and evaluation of the Notes, which constitutes “nonpublic personal information” within the meaning of the Gramm-Leach-Bliley Act of 1999 (the “GLB Act”).  Confidential Information shall not mean and shall exclude information that:  (a) (i) is in such Underwriter’s possession or was already known to such Underwriter prior to its being provided by or on behalf of the Depositor; provided, that such information is not known to such Underwriter to be subject to another confidentiality agreement with, or other legal or contractual obligation of confidentiality to, the Depositor, (ii) is or becomes publicly available (other than through a breach of the terms of this Annex I by such Underwriter), (iii) becomes available to such Underwriter from a third party; provided, that the source of such information was not known by such Underwriter to be bound by a confidentiality agreement or other legal or contractual obligation of confidentiality with respect to such information, (iv) is disclosed by the Depositor to a third party without a duty of confidentiality, but in each case, only to the extent that disclosure of any such information covered in this clause (a) by such Underwriter shall not be prohibited by, or result in additional obligations or liabilities to the Depositor or its Affiliates relating to “nonpublic personal information” under, the GLB Act; (b) is otherwise permitted to be disclosed under the GLB Act; (c) is disclosed or incorporated by reference in any preliminary or final offering document to be used in connection with the offer and sale of the related Notes by the Depositor; or (d) has been, or hereafter is, independently acquired, developed or arrived at by such Underwriter without violation of any of such Underwriter’s obligations under the terms of the Underwriting Agreement, including, without limitation, this Annex I.

For purposes of this Annex I, “Affiliate” of a person or entity shall mean and refer to all persons or entities that control, are controlled by or are under common control with such person or entity and their respective officers, directors and employees.

Except as otherwise prohibited by the GLB Act, nothing in this Annex I shall (i) prevent an Underwriter or the Depositor or an Affiliate from complying with all applicable disclosure laws, regulations and related principles consistent with customary practice in such offering in connection with any offering of the related Notes by the Depositor, (ii) restrict the ability of an Underwriter to use information for due diligence purposes or share information with any co-managers participating in such offering and selected by the Depositor, (iii) prevent an Underwriter from retaining documents or other information in connection with due diligence, or (iv) prevent an Underwriter from using any such documents or other information in defending itself against any claims made by purchasers or others, or claims, or notice of an intent to bring a claim, made by regulatory authorities in connection with the offering of the related Notes.

Each Underwriter further agrees to institute and maintain a program designed to detect, assess and contain any unauthorized access to any Confidential Information in accordance with Confidential Information Safeguards and to promptly notify the Depositor in the event that any Confidential Information is accessed by any unauthorized person while in the custody of such Underwriter or any of its Representatives.

Except as otherwise provided herein, no Underwriter shall permit access by a third-party (other than (i) such Underwriter’s affiliates and each of its directors, officers, employees, agents, accountants, auditors and attorneys working on, or consulted in connection with, the purchase, trading, marketing or evaluation of the Notes, (ii) any nationally recognized statistical rating organizations involved in the rating of the Notes, (iii) any credit enhancement provider or insurance provider previously approved by the Depositor or (iv) any other underwriter acting as a co-manager and participating in such offering) to any due diligence information provided by the Depositor to such Underwriter (such information, “Due Diligence Information”) without the consent of the Depositor, it being understood by the parties hereto that such consent shall be deemed to have been given so long as such third party and the Depositor shall have previously entered into a confidentiality agreement or such Underwriter shall cause such third party to enter into a confidentiality agreement with respect to such Due Diligence Information in a form prescribed by or that is otherwise acceptable to the Depositor, and in all other cases such consent shall be in the sole discretion of the Depositor.  For purposes of this Annex I, Due Diligence Information shall not include any information communicated orally; provided that such oral information is not Confidential Information or other information for which oral communication by the Underwriter would constitute a violation of applicable federal or state securities laws.  With respect to any Due Diligence Information for a series of Notes, the term of the provisions in this paragraph shall be two (2) years from the date that such Due Diligence Information is provided by the Depositor to an Underwriter.

Notwithstanding the foregoing, an Underwriter may disclose Due Diligence Information to any court of competent jurisdiction, legislative body or committee, or any governmental agency or regulatory body having authority to regulate or oversee any aspect of such Underwriter’s business or that of its Representatives in connection with the exercise of such authority.

In the event that an Underwriter is requested or required (in writing, by interrogatory, court order, subpoena, administrative proceeding, civil investigatory demand, or any similar legal process) to disclose any of the Due Diligence Information, such Underwriter, in the absence of protective order, may disclose such information without liability; provided however, that such Underwriter shall, to the extent permitted by law and as promptly as practicable, notify the Depositor prior to such disclosure so that the Depositor may seek, at its own expense, a protective order or other appropriate remedy.  Such Underwriter, if requested by the Depositor, shall, except as prohibited by law, cooperate with the Depositor in any attempt that the Depositor may make to seek any such order or remedy.